UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2010

Commission File No. 333-167130

SAVVY BUSINESS SUPPORT, INC.
 (Exact name of small business issuer as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or Organization)	27-2473958 (I.R.S. Employer Identification No.)

214 Broad Street Red Bank, New Jersey	07701
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s Telephone Number: (732) 530-9007

Not Applicable
(Former name or former address, if changed since last report.)

With Copies to:
The Sourlis Law Firm
214 Broad Street
Red Bank, New Jersey 07701
Telephone: (732) 530-9007
www.sourlislaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 8, 2010, Savvy Business Support, Inc., a business consulting business headquartered in Red Bank, N.J. (the Company”), launched the Company’s website, www.savvybizsupport.com.

Incorporated in the State of Nevada on April 30, 2010, the Company offers general business consulting services and support to start-up companies, small and medium businesses planning to expand, entrepreneurs and other businesses and organizations. The Company believes that the launching of its website will help the Company better market its services to its targeted business community.

The contents of the Company’s website are not incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAVVY BUSINESS SUPPORT, INC.

Date: June 8, 2010	By:	/s/ VIRGINIA K. SOURLIS
Name: Virginia K. Sourlis
Title: President, Chief Executive Officer and Director (Principal Executive Officer, Principal Financial and Accounting Officer)